UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

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OraSure Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
ORASURE TECHNOLOGIES, INC. 220 EAST FIRST STREET BETHLEHEM, PA 18015	ORASURE TECHNOLOGIES, INC. 2023 Annual Meeting Vote by May 15, 2023 11:59 PM ET

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You invested in ORASURE TECHNOLOGIES, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 16, 2023.

Get informed before you vote

View the Notice and Proxy Statement and 2022 Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 2, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Director Class II (Expiring 2026) Nominees: Mara G. Aspinall
1a.		For
2.	Ratification of Appointment of KPMG LLP as the Independent Registered Public Accounting Firm for Fiscal Year 2023.	For

3.	Advisory (Non-Binding) Vote to Approve Executive Compensation.	For

4.	Advisory (Non-Binding) Vote to Select the Frequency of Future Stockholder Advisory Votes on Executive Compensation.	Year

5.	Approval of Amendment and Restatement of the Company’s Stock Award Plan to Increase the Shares Authorized for Issuance Thereunder.	For

6.	Stockholder proposal requiring the Company to issue near and long term greenhouse gas reduction targets within a year.	Against

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